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                                                          Send Application and
                                                                     check to:
                                                       First MetLife Investors
[LOGO OF METLIFE                                      Insurance Company Policy
INVESTORS]             Variable Annuity Application            Service Office:
Home Office Address    PrimElite IV/SM/ is a service        P.O. Box 10426 Des
(no correspondence)    mark of Citigroup Inc. or its   Moines, Iowa 50306-0426
200 Park Avenue .      affiliates and is used under             For assistance
New York, NY 10166       license to First MetLife           call:800-789-3662,
PrimElite IV/SM/       Investors Insurance Company.                   Option 2

ACCOUNT INFORMATION

1. Annuitant

________________________________   Social
Name  (First)  (Middle)  (Last)    Security No. ___--___--___ Sex [_] M [_] F

Date of Birth __/__/__ Phone (___) ________________

_____________________________________________________________________________
Address        (Street)                (City)            (State)      (Zip)

(If P.O. Box, you must provide street address in Special Request Section)

2. Owner (Complete only if different than Annuitant)

________________________________  Social Security/
Name  (First)  (Middle)  (Last)   Tax ID No. _____--_____--_____ Sex [_] M [_] F

Date of Birth __/__/__ Phone (___) ________________

________________________________________________________________________________
Address        (Street)                (City)            (State)      (Zip)

(If P.O. Box, you must provide street address in Special Request Section)

3. Joint Owner

________________________________   Social
Name  (First)  (Middle)  (Last)    Security No. ___--___--___ Sex [_] M [_] F

Date of Birth __/__/__ Phone (___) ________________

_____________________________________________________________________________
Address        (Street)                (City)            (State)      (Zip)

(If P.O. Box, you must provide street address in Special Request Section)

4. Beneficiary

Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special Requests section if additional space is needed. Unless specified otherwise in the Special Requests section, if Joint Owners are named, upon the death of either Joint Owner, the surviving Joint Owner will be the primary beneficiary, and the beneficiaries listed below will be considered contingent beneficiaries.

                                                         -          -
________________________________________________________________________________
Primary Name          Address     Relationship    Social Security Number     %
                                                         -          -
________________________________________________________________________________
Primary Name          Address     Relationship    Social Security Number     %
                                                         -          -
________________________________________________________________________________
Contingent Name       Address     Relationship    Social Security Number     %
                                                         -          -
________________________________________________________________________________
Contingent Name       Address     Relationship    Social Security Number     %

5. Plan Type

[_] NON-QUALIFIED

QUALIFIED

[_] 403(b) TSA Rollover*

408 IRA* (check one of the options listed below)

Traditional IRA            SEP IRA                    Roth IRA
----------------           --------                   ---------
[_] Transfer               [_] Transfer               [_] Transfer
[_] Rollover               [_] Rollover               [_] Rollover
[_] Contribution -         [_] Contribution -         [_] Contribution -
Year___                    Year___                    Year___

*The annuitant and owner must be the same person.

6. Purchase Payment

Funding Source of Purchase Payment
----------------------------------

[_] Transfer of Assets      [_] Check      [_] Wire

Initial Purchase
Payment $_____________________________________________
         Make Check Payable to First MetLife Investors

(Estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.)

Minimum Initial Purchase Payment:
  $5,000 Non-Qualified     $5,000 Qualified

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RIDERS

7. Benefit Riders (subject to age restrictions)

These riders may only be chosen at time of application. Please note, there are additional charges for the optional riders. Once elected these options may not be changed.

1) Death Benefit Rider (Check one. If no election is made, the Principal Protection option will apply.)

    [_] Principal Protection (no additional charge)

     OR

    [_] Annual Step-up

2) Living Benefit Rider (Optional. Only one of the following riders may be elected)

    [_] Guaranteed Withdrawal Benefit (GWB)

    [_] Single Life - Lifetime Withdrawal Guarantee (LWG)

    [_] Joint Life - Lifetime Withdrawal Guarantee (LWG)

For IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements. These required distributions may be larger than the Annual Benefit Payment and may therefore adversely impact your guarantee under the Guaranteed Withdrawal Benefit optional benefit.

SIGNATURES

8. Replacements

Does the applicant have any existing life insurance policies
or annuity contracts?                                          [_] Yes [_] No

If "Yes," applicable disclosure and replacement forms must be attached.

Is this annuity being purchased to replace any existing life
insurance or annuity policy(ies)?                              [_] Yes [_] No

9. Acknowledgement and Authorization

I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of First MetLife Investors Variable Annuity Account One. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.


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         (Owner Signature & Title, Annuitant unless otherwise noted)

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                       (Joint Owner Signature & Title)

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                (Signature of Annuitant if other than Owner)

Signed at
          --------------------------------------------------------------------
                                  (City)                 (State)

Date   -----------------------------------------------------------------------

10. Agent's Report

Does the applicant have any existing life insurance policies
or annuity contracts?                                          [_] Yes [_] No

Is this annuity being purchased to replace any existing life
insurance or annuity policy(ies)?                              [_] Yes [_] No

If "Yes", applicable disclosure and replacement forms must be attached.



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                              Agent's Signature

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                                    Phone

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                           Agent's Name and Number

------------------------------------------------------------------------------
                           Name and Address of Firm

------------------------------------------------------------------------------
                           State License ID Number

------------------------------------------------------------------------------
                            Client Account Number

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